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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT-- April 24, 2001



                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.


                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number l3-2607329


               50 North Laura Street, Jacksonville, Florida 32202
                          (Principal Executive Office)

                        Telephone Number: (904) 357-9100




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                                  RAYONIER INC.

                                TABLE OF CONTENTS



                                                                           PAGE


Item 5.  Other Events                                                        1

Item 7.  Financial Statements and Exhibits                                   1

         Signature                                                           1

         Exhibit Index                                                       2






















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ITEM 5.  OTHER EVENTS

Incorporated by reference is a news release issued by the Registrant on April 16, 2001, attached as Exhibit 00.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

See Exhibit Index on Page 2.













                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RAYONIER INC.  (REGISTRANT)


                                                BY:       GERALD J. POLLACK
                                                      --------------------------
                                                          Gerald J. Pollack
                                                      Senior Vice President and
                                                       Chief Financial Officer


April 24, 2001



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EXHIBIT NO.                          DESCRIPTION                   LOCATION
----------                           -----------                   --------

  00.1                 News Release issued April 16, 2001        Filed herewith












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